SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 20, 1998


                           ENEX RESOURCES CORPORATION
               (Exact name of Registrant as specified in charter)




     Delware                      0-9378                93-0747806
(State or other jurisdiction (Commission file number) (IRS Employer
of incorporation)                                      identification no.)


800 Rockmead Drive
Three Kingwood Place, Suite 200
Kingwood, Texas                                               77339
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code: (281) 358-8401

Item 5. Other Events.

On March 17, 1998, the Board of Directors of Enex Resources Corporation (the "Company") amended that certain Rights Agreement dated as of September 4, 1990 by and between the Company and American Securities Transfer, Incorporated (the "Rights Agent"), as previously amended by that certain Amendment to Rights Agreement dated as of March 24, 1992 and by that certain Amendment to Rights Agreement dated as of April 12, 1994 (as so amended, the "Rights Agreement") to better effectuate the original intentions of the Rights Agreement to preserve for shareholders the long-term value of the Company in the event of an unfriendly or hostile take-over rather than preventing a transaction approved by the Board of Directors prior to anyone becoming an "Acquiring Person" (generally defined in the Rights Agreement as the beneficial owner of 25% or more of the Company's common stock). The new amendments, which have been memorialized in an Amendment to Rights Agreement between the Company and the Rights Agent, among other things, facilitate the pending tender offer by Middle Bay Oil Company, Inc. ("Middle Bay") to purchase all of the outstanding shares of capital stock of the Company at a purchase price of $15.00 per share, in cash (the "Tender Offer"). In particular, the amendments satisfy one of the elements of the "Board Action Condition" described in Schedule 14D-1 filed by Middle Bay with the Securities and Exchange Commission in connection with the Tender Offer.

The amendments revise three of the defined terms in the Rights Agreement. The term "Acquiring Person" now generally excludes anyone who exceeds the 25% beneficial ownership threshhold through a merger, sale of assets or similar transaction approved by the Company's Board of Directors and by the Company's stockholders or (ii) through a tender or exchange offer which is made in compliance with applicable securities laws and was approved by the Company's Board of Directors before the 25% beneficial ownership threshhold was exceeded. Conforming changes were made to the definitions of "Beneficial Owner" and "Distribution Date" in the Rights Agreement.

In addition, the Board changed the exercise price of the poison pill rights from $12.00 (which was fixed at a time when the Company's common stock was trading in the $3-4 range) to $33.00 to reinstate the approximate ratio between the exercise price and the market price of the Company's common stock, prior to commencement of the Tender Offer, to that which was in effect when the rights were created.

Lastly, in order to facilitate the transfer of control of the Company to Middle Bay following consummation of the Tender Offer, the Board added three (3) Middle Bay nominees to the Company's Board of Directors and approved the acquisition of the tendered shares of the Company's common stock by Middle Bay for the purposes of Section 203 of the Delaware General Corporation Law ("GCL Section 203").

In the absence of these latter actions and the revisions to the cited definitions in the Rights Agreement, Middle Bay might be prevented from consummating the Tender Offer or from engaging in any future transaction with the Company described in GCL Section 203, such as a merger. It was the intention of the Company that the Rights Agreement should prevent a hostile or unfriendly takeover of the Company, but it was never the intention of the Company that the Rights Agreement should prevent or hinder a transaction, whether a merger, consolidation, exchange of stock or a sale of all or substantially all of the assets of the Company if that transaction was pursuant to an arrangement that the Company had an opportunity to negotiate and approve as being in the best interests of the Company and its stockholders, as evidenced by Board of Directors approval. The Tender Offer is such a transaction. Accordingly, the Board of Directors took the steps it believed were required to allow the Tender Offer to go forward.

A copy of the Rights Agreement, as amended, is available free of charge from the Company. This summary description of amendments to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

1. Form of Amendment to Rights Agreement dated as of March 17, 1998 between the Company and American Securities Transfer, Incorporated as Rights Agent


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     ENEX RESOURCES CORPORATION



                                                         By /s/ Gerald B. Eckley
                                                        Gerald B. Eckley,
                                                        President

                         AMENDMENT TO RIGHTS AGREEMENT


AMENDMENT TO RIGHTS AGREEMENT dated this 17th day of March, 1998 ("Amendment") by and between ENEX Resources Corporation, a Delaware corporation having its principal place of business located at 800 Rockmead Drive, Suite 200, Kingwood, Texas 77339 ("Enex"), and American Securities Transfer, Incorporated, a Colorado corporation having its principal place of business located at 1825 Lawrence Street, Suite 444, Denver, Colorado 80201- 1596 (the "Rights Agent").

WHEREAS, Enex is the successor-in-interest to Enex Resources Corporation, a Colorado corporation ("Enex-Colorado") which entered into a Rights Agreement dated as of September 4, 1990 with the Rights Agent (the "Rights Agreement") relating to the issuance of one common stock purchase right for each outstanding share of common stock, par value $.05 per share, of Enex-Colorado to the holders of record of Enex-Colorado's common stock on September 18, 1990, which Rights Agreement was amended on March 24, 1992 to provide for the redomestication of Enex-Colorado into Delaware and further amended on April 12, 1994 (any reference to the Rights Agreement hereinafter is to the Rights Agreement, as so amended); and

WHEREAS, Enex and the Rights Agent wish to amend the Rights Agreement to prevent the trigger of the Rights by Enex's execution or delivery or performance of a fully negotiated agreement with a third party for a merger, consolidation, or exchange of stock or for the sale of all or substantially all of Enex's assets, or by the sale of shares of Enex common stock by Enex shareholders pursuant to a tender or exchange offer if such agreement or such tender or exchange offer has been approved by Enex's Board of Directors and to increase the Rights exercise price;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, IT IS HEREBY AGREED AS FOLLOWS:

     1. Definitions. Except as provided elsewhere in this Amendment, terms used herein shall have the meanings ascribed to such terms in the Rights Agreement.

     2. Amendments. The Rights Agreement is hereby amended as follows:

     (a) The definition "Acquiring Person" in Section 1(a) is hereby amended by adding the following text immediately after the phrase "no person shall become an 'Acquiring Person' as the result of an acquisition of Common Stock": "... (i) through a merger, consolidation or exchange of stock with, or sale of assets to, the Company pursuant to a written agreement approved by the Company's Board of Directors and which, as a condition to its performance, was approved by the holders of the Common Stock in accordance with the requirements of Article FOURTEENTH of the Company's Certificate of Incorporation or (ii) through a tender or exchange offer which (A) is made by or on behalf of such Person or any of such Person's Affiliates or Associates in compliance with all applicable provisions of the Exchange Act and (B) has been approved by the Company's Board of Directors for the purposes of clause (1) of subsection (a) of Section 203 of the General Corporation Law of the State of Delaware prior to such time as such Person becomes an Acquiring Person, or (iii) ...".

     (b) The definition "Beneficial Owner" in Section 1(e)(ii) is hereby amended by adding the following clause immediately before the semi-colon at the end thereof: "... or (D) securities which such Person obtains the right to acquire through a merger, consolidation or exchange of stock with, or sale of assets to, the Company pursuant to a written agreement approved by the Company's Board of Directors and which, as a condition to its performance, requires adoption by the holders of the Common Stock".

     (c) The definition "Distribution Date" in Section 1(j) is hereby amended by deleting the words "a tender or exchange offer" where they appear immediately after the words "first commences" and by adding the following text before the comma immediately after the phrase "an intention to commence a tender or exchange offer": "... that fails to be approved by the Company's Board of Directors for the purposes of clause (1) of subsection (a) of Section 203 of the General Corporation Law of the State of Delaware, ...".

     (d) The phrase "shall initially be $12.00" in Section 7(b) is hereby amended to read "shall initially be $33.00...".

     (3) Notification on Form 8-K . As promptly as practicable following the adoption of these amendments the Company shall file a brief summary of the changes effected by this Amendment with the Securities and Exchange Commission on Form 8-K.

     (4) Survival of the Rights Agreement. Except as modified herein, the Rights Agreement, and the provisions therein contained, shall survive and remain in full force and effect.

IN WITNESS WHEREOF, this Amendment to Rights Agreement is hereby executed on behalf of the undersigned corporations and attested to by their respective officers thereunto duly authorized.

                                                      ENEX RESOURCES CORPORATION
                                                        (a Delaware Corporation)
Attest:

                                                        By: /s/ Gerald B. Eckley
                                                                Gerald B. Eckley
/s/ James A. Klein                                      Title:  President
James A. Klein,
Chief Financial Officer


                                                   AMERICAN SECURITIES TRANSFER,
                                                                    INCORPORATED
Attest:

                                                        By /s/ Laura J. Sisneros
                                                         Name: Laura J. Sisneros
/s/ Kathleen Haegerty                                    Title: Vice President,
Kathleen Haegerty                                               Trust Officer
Operations Officer